UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14C

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934


Check the appropriate box:

___  Preliminary Information Statement

___ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

 X   Definitive Information Statement
---

                           Sierra Monitor Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


Payment of Filing Fee (Check the appropriate box):

 X   No fee required.
---
___  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
     (1)  Title of each class of securities to which transaction applies: N/A
     (2)  Aggregate number of securities to which transaction applies: N/A
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: N/A
     (4)  Proposed maximum aggregate value of transaction: N/A
     (5)  Total fee paid: N/A

___  Fee paid previously with preliminary materials.

___ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid: N/A
     (2)  Form, Schedule, or Registration Statement No.: N/A
     (3)  Filing Party: N/A
     (4)  Date Filed: N/A

                           SIERRA MONITOR CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 26, 2005

TO THE SHAREHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Sierra Monitor Corporation (the "Company") will be held at the Company's principal executive offices located at 1991 Tarob Court, Milpitas, California, on Thursday, May 26, 2005, at 10 AM local time, for the following purposes:

         1. To elect each of Gordon R. Arnold, C. Richard Kramlich, Jay T. Last and Robert C. Marshall as directors to serve for the ensuing year and until their successors are elected.

         2. To ratify the appointment of Squar, Milner, Reehl & Williamson, LLP ("Squar Milner") as the Company's independent public accountants for the fiscal year ending December 31, 2005.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Information Statement and Annual Report on form 10-KSB accompanying this Notice.

         Only shareholders of record at the close of business on April 15, 2005 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. All shareholders are cordially invited to attend the Annual Meeting in person.

                                           For the Board of Directors
                                           SIERRA MONITOR CORPORATION

                                           /s/ Gordon R. Arnold
                                           -------------------------------------
                                           Gordon R. Arnold
                                           President

Milpitas, California
April 25, 2005

--------------------------------------------------------------------------------
|                     WE ARE NOT ASKING YOU FOR A PROXY AND                    |
|                   YOU ARE REQUESTED NOT TO SEND US A PROXY                   |
--------------------------------------------------------------------------------

                           SIERRA MONITOR CORPORATION

                            INFORMATION STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 26, 2005


                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

         The enclosed Information Statement has been prepared on behalf of the Board of Directors of Sierra Monitor Corporation, a California corporation ("Sierra Monitor" or the "Company"), with respect to Sierra Monitor's Annual Meeting of Shareholders (the "Annual Meeting") to be held on May 26, 2005 at 10:00 a.m. local time, or at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

         Sierra Monitor's principal executive offices are located at 1991 Tarob Court, Milpitas, CA 95035. The telephone number at that address is (408) 262-6611.

         This Information Statement was mailed on or about April 25, 2005 to all shareholders entitled to vote at the Annual Meeting.


                          INFORMATION CONCERNING VOTING

Record Date and Shares Outstanding

         Shareholders of record at the close of business on April 15, 2005 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, Sierra Monitor had issued and outstanding 10,981,546 shares of Common Stock.

Quorum and Voting

         The presence at the meeting in person or by proxy of a majority of the outstanding shares of Common Stock on the Record Date is necessary to constitute a quorum for the transaction of business. Abstentions and "broker non-votes" are counted for purposes of whether a quorum exists, but will not effect the outcome of any vote on Proposal One but will count as a vote "Against" for Proposal Two. Only shares voted "FOR" or "AGAINST" are treated as shares "represented and voting" at the Annual Meeting with respect to such matter.

         Every shareholder voting for the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than the number of directors to be elected. No shareholder, however, shall be entitled to cumulate votes for any candidate unless (i) the candidate's name has been placed in nomination prior to the voting and (ii) the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes. On all other matters, each share has one vote.

                      PROPOSAL ONE - ELECTION OF DIRECTORS

Nominees

         A board of four directors is to be elected at the Annual Meeting. The Board of Directors of Sierra Monitor has authorized the nomination at the Annual Meeting of the persons named below as candidates. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the shareholders may vote for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The directors elected will hold office until the next annual meeting of shareholders and until their successors are elected and qualified.

         The names of the nominees and certain information about them are set forth below:

                                                                                                    Director
        Name of Nominee               Age                     Principal Occupation                    Since
--------------------------------  ------------   -----------------------------------------------  --------------
Gordon R. Arnold                      59         President, Chief Executive Officer, Chief            1989
                                                 Financial Officer, Secretary and Director of
                                                 the Company
C. Richard Kramlich                   69         General Partner, New Enterprise Associates -         1989
                                                 Venture Capital
Jay T. Last                           75         President, Hillcrest Press                           1989
Robert C. Marshall                    73         Principal, Selby Venture Partners                    1998
----------------------------------------------------------------------------------------------------------------

       GORDON R. ARNOLD joined Sierra Monitor Corporation, a California corporation ("Old Sierra"), in December 1979 as Operations Manager and Vice President. He became President in 1984 and Chief Executive Officer in April 1985. In September 1989, Old Sierra merged into UMF Systems, Inc., a California corporation ("UMF"), and UMF changed its name to "Sierra Monitor Corporation." Mr. Arnold has served as the Company's President and Chief Financial Officer since the merger and as the Company's Secretary since February 1993. Mr. Arnold was also a director of Old Sierra from 1984 until the merger with UMF.

       C. RICHARD KRAMLICH became a director of Old Sierra in February 1980 and remained a director of the Company following the merger between Old Sierra and UMF. Since 1978, he has been a General Partner of New Enterprise Associates, a venture capital firm. Mr. Kramlich is also a director of Juniper Networks and Chalone Inc.

       JAY T. LAST was a director of UMF from 1977 until September 1989 and became a director of the Company following the merger of Old Sierra and UMF. Mr. Last is the President of Hillcrest Press, a publishing company, and has been a business and technical consultant for over five years.

       ROBERT C. MARSHALL has been the principal of Selby Venture Partners, a venture capital firm, since October 1997. Mr. Marshall was President and CEO of Infogear Technology from April 1996 to October 1997. Prior to April 1996, Mr. Marshall held senior executive management positions with Tandem Computers for more than 20 years.

Vote Required

         The four nominees receiving the highest number of affirmative votes of the shares entitled to vote shall be elected as directors of the Company. Votes withheld from any directors are counted for purposes of determining the presence or absence of a quorum but have no other legal effect under California law.

Recommendation of the Board of Directors

         The Board of Directors recommends that the shareholders vote FOR the re-election of the above-named directors to the Board of Directors of the Company.

                  PROPOSAL TWO - RATIFICATION OF APPOINTMENT OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The Board of Directors has appointed Squar, Milner, Reehl & Williamson, LLP ("Squar Milner") as the independent registered public accounting firm for the Company for the current fiscal year ending December 31, 2005. It is expected that representatives of Squar Milner will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to answer any appropriate questions.

Fees Billed to the Company During Fiscal Year 2004

Audit Fees:

         The aggregate fees billed by Squar Milner for professional services rendered for the reviews of the condensed financial statements included in the Company's Quarterly Reports on Form 10-QSB for the fiscal year 2004, and for their audit of the annual financial statements for the year ended December 31, 2004, were $51,065. The aggregate fees billed by Squar Milner for professional services rendered for the reviews of the condensed financial statements included in the Company's Quarterly Reports on Form 10-QSB for the fiscal year 2003, and for their audit of the annual financial statements for the year ended December 31, 2003, were $45,550.

Tax Fees:

There were no fees billed by Squar Milner for tax services as the Company engaged another firm for tax consulting.

All Other Fees:

         During fiscal year 2004 the Company engaged Squar Milner to provide research services regarding stock options to be issued to consultants. The aggregate fees billed for research services for the fiscal year 2004 was $2,150.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

         All services, whether audit or non-audit services, performed by Squar Milner must be pre-approved by the Audit Committee. Pre-approval must be obtained before Squar Milner performs the services but cannot be obtained more than a year before performance begins. Approval can be for general classes of permitted services such as "annual audit services" or "tax consulting services." A written engagement letter, including a description of the permitted services, the dates of the engagement and the fees for such services, must be approved in accordance with these procedures before performance begins.

Required Vote

         Although shareholder ratification of Squar Milner as the Company's independent auditors is not required by law, as a matter of good corporate governance, we are requesting that our shareholders ratify the appointment. To ratify the appointment of Squar Milner as the Company's independent public accountants for the fiscal year ending December 31, 2005, the affirmative vote of a majority of shares "represented and voting" is needed.

Recommendation of the Board of Directors

         The Board of Directors recommends that shareholders vote FOR the ratification of the appointment of Squar Milner as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth the shares of Common Stock beneficially owned as of the Record Date by the following persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock, by each director of the Company, by the Chief Executive Officer of the Company, by the other executive officers of the Company, and by all directors and officers of the Company as a group:

                                                                                              Shares
                                                                                      Beneficially Owned (2)
                                                                               -------------------------------------
      Five-Percent Shareholders, Directors and Executive Officers (1)               Number             Percent
-----------------------------------------------------------------------------  -----------------  ------------------
Five-Percent Shareholders:

Shires Income plc. .........................................................          1,549,134               14.1%
   c/o Glasgow Investment Managers
   Sutherland House, 149 St. Vincent Street
   Glasgow, Scotland G2-5DR

Directors and Executive Officers:
C. Richard Kramlich (3).....................................................          2,049,494               18.5%
Jay T. Last.................................................................          2,016,942               18.4%
Gordon R. Arnold (4)........................................................          1,198,619               10.7%
Edward K. Hague (5).........................................................            655,325                5.8%
Robert C. Marshall (6)......................................................            274,337                2.5%
Stephen R. Ferree (7).......................................................            269,584                2.4%
Michael C. Farr (8).........................................................            210,434                1.9%
Robert J. Kot (9) ..........................................................            195,312                1.8%

All officers and directors as a group (8 persons)(10).......................          6,870,047               61.9%

----------
(1) Unless otherwise indicated, the business address of each of the beneficial owners listed in this table is: c/o Sierra Monitor Corporation, 1991 Tarob Court, Milpitas, California 95035.
(2) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
(3) Includes 110,000 shares held by Pamela P. Kramlich, Mr. Kramlich's wife.
(4) Includes 225,000 shares subject to stock options exercisable within 60 days of the Record Date.
(5) Includes 425,000 shares subject to stock options exercisable within 60 days of the Record Date.
(6) Includes 27,083 shares subject to stock options exercisable within 60 days of the Record Date
(7) Includes 114,584 shares subject to stock options exercisable within 60 days of the Record Date.
(8) Includes 114,584 shares subject to stock options exercisable within 60 days of the Record Date.
(9) Includes 195,312 shares subject to stock options exercisable within 60 days of the Record Date.
(10) Includes an aggregate of 1,101,563 shares subject to stock options exercisable within 60 days of the Record Date.

                                   MANAGEMENT

Executive Officers

         The current executive officers of the Company and their ages are as follows:


      Name                      Age                   Positions
-------------------------   -----------  ---------------------------------------

Gordon R. Arnold                59       President, Chief Financial Officer,
                                         Secretary and Director

Michael C. Farr                 47       Vice President, Operations

Stephen R. Ferree               57       Vice President, Marketing

Edward K. Hague                 43       Vice President, Engineering

Robert J. Kot                   54       Vice President, Sales


         GORDON R. ARNOLD joined Sierra Monitor Corporation, a California corporation Old Sierra in December 1979 as Operations Manager and Vice President. He became President in 1984 and Chief Executive Officer in 1985. In September 1989, Old Sierra merged into UMF, and UMF changed its name to "Sierra Monitor Corporation." Mr. Arnold has served as the Company's President and Chief Financial Officer since the merger and as the Company's Secretary since February 1993. Mr. Arnold was also a director of Old Sierra from 1984 until the merger with UMF.

         MICHAEL C. FARR joined Old Sierra in December 1983 as Operations Manager. He became Vice President, Operations in May 1986. Since the merger, Mr. Farr has served as Vice President, Operations of the Company.

         STEPHEN R. FERREE joined the Company as Marketing Manager in January 1990. He became Vice President, Marketing in May 1992.

         EDWARD K. HAGUE joined the Company as Engineering Manager in July 1997. He became Vice President, Engineering in October 1997. Mr. Hague has consulted in the field of industrial communications for more than 10 years, initially consulting to Intellution, Inc., a leading process control software company, then to various companies, working on communication architecture design for IBM, Marin Municipal Water District, U.S. Postal Service, PG&E, Boeing and the U.S. Navy.

         ROBERT J. KOT joined the Company as Vice President, Sales in November 2001. Mr. Kot was previously President and CEO of OnCuity, a software company that marketed advanced alarm management systems for the process, building and security markets. Mr. Kot's career spans over 27 years and includes employment with Honeywell, EMC Controls, Azonix and other technology companies focused upon rapid growth within the process and building automation markets.

         Executive officers hold office until their successors are chosen, subject to early removal by the Board of Directors.

         There are no family relationships between any of the directors or executive officers of the Company.

Board Meetings and Committees

         The Board of Directors held three meetings during the fiscal year ended December 31, 2004. The Company encourages its directors to attend the Annual Meeting. Last year all directors attended the annual meeting. Each current Director attended all of the meetings of the Board of Directors held during the last fiscal year. The Board of Directors has a standing audit committee, but does not have a standing nominating or compensation committee or other any other committees performing similar functions.

         The Audit Committee is primarily responsible for overseeing the services performed by the Company's independent auditors and internal audit processes, evaluating the Company's accounting policies and its system of internal controls and reviewing significant financial transactions. The Audit Committee met three times during fiscal year 2004. Members of the Audit Committee are Messrs. Kramlich, Last and Marshall. The Company's Board of Directors has previously approved and adopted an Audit Committee Charter.

         The Company believes that all three Audit Committee members are independent directors as defined by the rules of the Securities Exchange Commission (the "SEC") and by Rule 4200(a)(14) of the listing standards of the National Association of the Securities Dealers. The Company's Board of Directors has determined that the Company has at least one audit committee financial expert serving on its audit committee. C. Richard Kramlich is the Company's audit committee financial expert as defined in Item 401(h) of Regulation S-K promulgated by the SEC.

         The Board of Directors has no standing nominating committee nor does it have a committee performing similar functions. Furthermore, it has no nominating committee charter. In light of the relatively small size of the Company and because the Board of Directors consists of only four directors, the Board has determined that it is more efficient for the entire Board of Directors to consider nominees for director instead of a separate nominating committee. The Board will continue to evaluate on an ongoing basis the desirability of a separate nominating committee, and will establish such a committee when, if at all, it deems that doing so would benefit the Company.

         The Board of Directors has no policy with regard to the consideration of any director candidates recommended by shareholders because, in its view, a shareholder that desires to nominate a person for election to the Board of Directors may do so directly by following the requirements set forth in Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. Nevertheless, the Board of Directors will consider candidates recommended by shareholders. Shareholders who wish to have their recommendations considered by the Board of Directors shall direct the recommendation in writing to Sierra Monitor Corporation, Inc., Attention: Corporate Secretary, 1991 Tarob Court, Milpitas, CA 95035. The candidate recommended should possess the qualities that are necessary for any member of the Board of Directors: the candidate should be an individual of sound character and judgment with experience that would be of value to the Company's Board of Directors.

         The guidelines of the Board of Directors for evaluating and identifying candidates for the Board of Directors, which are the same for any candidate, regardless of whether the candidate was recommended by a shareholder, are as follows:

         |X| Regular review of the current composition and size of the Board of Directors.

         |X| Regular review of the qualifications of any candidates. Such review may include a review solely of information provided to the Board of Directors or also may include discussions with persons familiar with the candidate, an interview with the candidate or other actions that the Board of Directors deems proper.

         |X| The Board of Directors may evaluate its performance as a whole and evaluate the performance and qualifications of individual members of the Board of Directors eligible for re-election at the annual meeting of shareholders.

         |X| It may consider the suitability of each candidate, including the current members of the Board of Directors, in light of the current size and composition of the Board of Directors. The Board of Directors seeks highly-qualified and experienced candidates, but presently has no stated minimum qualifications that must be met by each candidate. In evaluating the qualifications of the candidates, the Board of Directors considers many factors, including, issues of character, judgment, independence, background, age, expertise, diversity of experience, length of service, other commitments and the like. The Board of Directors evaluates such factors, among others, and does not assign any particular weight or priority to any of these factors. Also, the Board of Directors considers each individual candidate in the context of the current perceived needs of the Board of Directors as a whole. The Board of Directors believes that candidates and nominees must reflect a Board of Directors that is comprised of directors (i) a majority of whom are independent, (ii) who are of high integrity, (iii) who have qualifications that will increase the overall effectiveness of the Board of Directors and (iv) who meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to audit committee members.

Audit Committee Report

         The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of Sierra Monitor Corporation under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

         The Audit Committee has reviewed and discussed the Company's audited financial statements and financial reporting processes with the Company's management, which has the primary responsibility for the financial statements and financial reporting processes, including the system of internal controls. Squar Milner, the Company's current independent registered public accounting firm, are responsible for performing an independent audit of the financial statements of the Company and for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee reviews and monitors these processes and receives reports from Squar Milner and Company management. The Audit Committee also discussed with Squar Milner the overall scope and plans of their audits, their evaluation of the Company's internal controls and the overall quality of the Company's financial reporting processes.

         The Audit Committee has discussed with Squar Milner those matters required to be discussed by Statement of Auditing Standards No. 61 ("Communication With Audit Committees"). The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. Squar Milner has discussed with the Audit Committee that firm's independence from management and the Company and has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees") on March 29, 2005. The Audit Committee held three meetings during fiscal year 2004.

         The  Audit  Committee  has  also  considered   whether  Squar  Milner's
provision of non-audit services (such as tax-related services) to the Company would be compatible with maintaining the independence of Squar Milner with respect to the Company and its management. No such services, other than the incidental research services disclosed above in Fees Billed to the Company During Fiscal Year 2004, were provided in the year ended December 31, 2004.

         Based upon the reviews, discussions and considerations referred to above, the Audit Committee has recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for fiscal year 2004, and that Squar Milner be appointed as the independent registered public accounting firm for the Company for fiscal year 2005. The foregoing report is provided by the following members of the Company's Board of Directors, who constitute the Audit Committee:


   C. Richard Kramlich           Jay T. Last         Robert C. Marshall
        Chairman                    Member                Member

Compensation of Directors

         Directors of the Company who are not employees receive a fee of $100 for each Board meeting they attend. Mr. Marshall received an option grant of 100,000 shares at an exercise price of $0.45. Directors receive no other fees.

Certain Relationships and Related Transactions

         None.

Equity Compensation Plan Information

         The following table summarizes information regarding the various stock-based compensation plans under which the Company was authorized to issue equity securities as of December 31, 2004.

                                                                                                   Number of securities
                                                                                                     remaining available
                                                                                                     for future issuance
                                         Number of securities to                                        under equity
                                               be issued upon       Weighted-average exercise        compensation plans
                                                 exercise of            price of outstanding        (excluding securities
                                            outstanding options,        options, warrants and        reflected in column
                                             warrants and rights               rights                       (a))
            Plan category                            (a)                         (b)                         (c)
-------------------------------------   --------------------------- --------------------------- ---------------------------
Equity compensation plans approved by
   security holders (1)..............           1,556,500                      $0.77                    204,542

Equity compensation plans not
   approved by security holders (2)..             110,000                      $0.65                          -
                                        --------------------------- --------------------------- ---------------------------

     Total..........................            1,666,500                      $0.76                    204,542
                                        --------------------------- --------------------------- ---------------------------

(1) Consists of the Company's 1986 Stock Option Plan, as amended, and the 1996 Stock Plan. The Company no longer issues options under the 1986 Stock Option Plan, as amended.

(2) Consists of a Warrant to Purchase Shares of Common Stock of the Company issued to a consultant on July 16, 2004.

Shareholder Communications

         Shareholders may contact any or all of our directors by writing to them at Sierra Monitor Corporation, Inc., 1991 Tarob Court, Milpitas, CA 95035.

Code of Ethics

         The Company has adopted a Code of Business Conduct and Ethics that applies to all of the Company's employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Company will provide to any person without charge, upon request, a copy of the Code of Business Conduct and Ethics. Requests should be directed in writing to Sierra Monitor Corporation, Inc., 1991 Tarob Court, Milpitas, CA 95035. The Company intends to disclose any changes in or waivers from its Code of Business Conduct and Ethics by filing a Form 8-K.

                       COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth compensation, including bonuses, paid to the Chief Executive Officer of the Company and the four next most highly paid executive officers for the last three fiscal years.

                           Summary Compensation Table
                                                                              Long-Term
                                                                             Compensation
                                                                                Awards
                                                                          -------------------
                                                                              Securities
                                                Annual Compensation           Underlying            All Other
                                            ----------------------------
                                              Salary           Bonus           Options             Compensation
 Name and Principal Position                    ($)             ($)              (#)                   ($)
--------------------------------            ------------   -------------  -------------------  ---------------------
Gordon R. Arnold                     2004        78,835           832                   -             93,507  (1)
  Chief Executive Officer            2003        73,944        10,000                   -             72,074  (2)
                                     2002        79,307             -              50,000             85,586  (3)
Michael C. Farr                      2004        94,810         7,950                   -             52,597  (4)
  Vice President, Operations         2003        88,920        12,200                   -             39,870  (5)
                                     2002        95,380             -              25,000             56,083  (6)
Stephen R. Ferree                    2004        89,846         7,950                   -             37,559  (7)
  Vice President, Marketing          2003        82,804         7,200                   -             28,316  (8)
                                     2002        85,246             -              25,000             48,423  (9)
Edward K. Hague                      2004       164,576           350                   -             52,677 (10)
  Vice President, Engineering        2003       154,357             -                   -             36,990 (11)
                                     2002       165,654             -              50,000             32,609 (12)
Robert J. Kot                        2004       153,534           350                   -              8,328 (13)
  Vice President, Sales              2003       143,977             -                   -              7,785 (14)
                                     2002       154,443             -             100,000              5,672 (15)

----------
(1) Represents $86,474 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $203 life insurance premium, and $6,480 under the Company's medical insurance plan paid in fiscal 2004
(2) Represents $66,743 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $203 life insurance premium, and $4,778 under the Company's medical insurance plan paid in fiscal 2003.
(3) Represents $81,738 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $282 life insurance premium, and $3,216 under the Company's medical insurance plan paid in fiscal 2002.
(4) Represents $44,666 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $203 life insurance premium, and $7,378 under the Company's medical insurance plan paid in fiscal 2004
(5) Represents $32,059 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $203 life insurance premium, and $7,258 under the Company's medical insurance plan paid in fiscal 2003.
(6) Represents $50,943 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $282 life insurance premium, and $4,508 under the Company's medical insurance plan paid in fiscal 2002.
(7) Represents $36,019 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $203 life insurance premium, and $987 under the Company's medical insurance plan paid in fiscal 2004
(8) Represents $25,386 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $203 life insurance premium, and $2,377 under the Company's medical insurance plan paid in fiscal 2003.
(9) Represents $42,296 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $282 life insurance premium, and $5,495 under the Company's medical insurance plan paid in fiscal 2002.
(10) Represents $44,774 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $203 life insurance premium, and $7,350 under the Company's medical insurance plan paid in fiscal 2004
(11) Represents $28,551 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $203 life insurance premium, and $7,886 under the Company's medical insurance plan paid in fiscal 2003.
(12) Represents $26,308 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $282 life insurance premium, and $5,669 under the Company's medical insurance plan paid in fiscal 2002.
(13) Represents $203 life insurance premium, and $8,125 under the Company's medical insurance plan paid in fiscal 2004
(14) Represents $203 life insurance premium, and $7,582 under the Company's medical insurance plan paid in fiscal 2003.
(15) Represents $350 paid in sales commissions, $282 life insurance premium, and $5,040 under the Company's medical insurance plan paid in fiscal 2002.

                   OPTION GRANTS AND EXERCISES IN FISCAL 2004

      No options were granted to executive officers during the fiscal year ended December 31, 2004.

      The following table provides the specified information concerning exercises of options to purchase the Company's Common Stock and the fiscal year end value of unexercised options held by each of the executive officers named in the Summary Compensation Table during the fiscal year ended December 31, 2004.

                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values
                                                           Number of Securities           Value of Unexercised
                                                          Underlying Unexercised        In-the-Money Options (1)
                                                                Options at                         At
                            Shares         Value           Fiscal-Year End (#)             Fiscal-Year End ($)
                         Acquired on     Realized   -------------------------------- --------------------------------
        Name             Exercise (#)       ($)       Exercisable     Unexercisable    Exercisable     Unexercisable
---------------------  --------------- ------------ --------------  ---------------- --------------  ----------------
Gordon R. Arnold            0             0             209,375          40,625          25,438            6,563
Michael C. Farr             0             0             109,376          15,624          21,219            3,281
Stephen R. Ferree           0             0             109,376          15,624          21,219            3,281
Edward K. Hague             0             0             409,375          40,625          32,438            6,563
Robert  J. Kot              0             0             171,875          53,125               0                0

---------
(1) Represents the market value of the securities underlying the options at the fiscal year end, less the exercise price of "in-the-money" options. The closing price of the Company's last reported sale of Common Stock on December 31, 2004 was $0.56 per share. Includes incentive stock options previously granted to employees under the Company's 1986 and 1996 Option Plans with exercise prices ranging from $0.22 to $1.50 per share.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors and persons who own more than 10% of a registered class of the Company's equity securities during fiscal year 2004 to file reports of initial ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, during the fiscal year ended December 31, 2004, all Section 16(a) filing requirements applicable to its officers, directors and ten-percent shareholders were complied with.

Deadline for Receipt of Shareholder Proposals for the 2006 Annual Meeting

         Shareholders may present proposals for action at a future annual meeting only if they comply with the requirements of the proxy rules established by the Securities and Exchange Commission, or the SEC. Shareholder proposals, including nominations for the election of directors, which are intended to be presented by such shareholders at our 2006 Annual Meeting of Shareholders must be received by us no later than January 27, 2006 to be considered for inclusion in the information statement relating to that meeting.

         [In addition to the SEC rules and regulations, our bylaws establish an advance notice procedure for proposals that a shareholder does not want to have included in our information statement relating to a meeting. Generally for these proposals, including the nomination of a person for director, a stockholder must provide written notice to our corporate secretary at least 90 days in advance of the first anniversary of the previous year's meeting but not more than 120 days prior to that date. Moreover, your notice must contain specific information concerning the matters to be brought before the meeting. We urge you to read our bylaws in full in order to fully understand the requirements of bringing a proposal or nomination.]



                                  OTHER MATTERS


         The Company knows of no other matters to be submitted at the meeting.

                                            For the Board of Directors
                                            SIERRA MONITOR CORPORATION

                                            /s/ Gordon R. Arnold
                                           -------------------------------------
                                           Gordon R. Arnold
                                           President

Dated:  April 25, 2005